PROXY
                         SYMBOLLON PHARMACEUTICALS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jack H. Kessler and Paul C. Desjourdy and each or either of them (with full power to act without the other), proxies with full power of substitution, to represent the undersigned and to vote the shares of stock of the corporation which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Symbollon Pharmaceuticals, Inc. to be held on Wednesday, May 19, 2004 at 10:00 a.m. (local time) at the Company's offices, 37 Loring Drive, Framingham, MA 01702, and any adjournment thereof, upon matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 7, 2004, a copy of which has been received by the undersigned.

                  (Continued, and to be signed on reverse side)

                         Annual Meeting of Shareholders
                         SYMBOLLON PHARMACEUTICALS, INC.

                                  May 19, 2004

               Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.

                     Please detach along preforated line and
                         mail in the envolope provided.


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE \X\

1.  ELECTION OF DIRECTORS
                                           NOMINEES:
\  \  FOR ALL NOMINEES                     \  \  James C. Richards
                                           \  \  Richard F. Maradie

\  \  WITHHOLD AUTHORITY FOR ALL NOMINEES

\  \  FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

-----------------------------------------------------


2. TO RATIFY THE APPOINTMENT OF VITALE, CATURANO & COMPANY PC AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                              FOR               AGAINST           ABSTAIN
                             \   \              \   \             \   \


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS INDICATED AND FOR APPROVAL OF THE PROPOSALS PRESENTED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered names(s) on the account may not be submitted via this method.




Signature of Shareholder ________________________________   DATE________________

Signature of Shareholder ________________________________   DATE________________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.